BLACKROCK NATURAL RESOURCES TRUST

(the “Fund”)

Investor A, Investor B, Investor C and Institutional Shares

Supplement dated February 15, 2017 to

the Summary Prospectus and Prospectus, each dated November 28, 2016

On February 14, 2017, Robert M. Shearer, CFA announced his plans to retire from BlackRock, Inc. Effective March 31, 2017, Robert M. Shearer, CFA will no longer serve as a portfolio manager of the Fund, and Alastair Bishop, Thomas Holl and Skye Macpherson will become portfolio managers of the Fund.

In addition, on February 14, 2017, the Board of Trustees of the Fund approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as a sub-adviser of the Fund is effective on March 31, 2017.

Effective March 31, 2017, the following changes are made to the Summary Prospectus and Prospectus, as applicable:

Portfolio Managers

The section of the Summary Prospectus entitled “Key Facts About BlackRock Natural Resources Trust—Portfolio Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Natural Resources Trust—Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Alastair Bishop	2017	Director of BlackRock, Inc.
Thomas Holl	2017	Director of BlackRock, Inc.
Skye Macpherson	2017	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund—How the Fund Invests—About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Alastair Bishop, Thomas Holl and Skye Macpherson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund—Portfolio Manager Information” for additional information about the portfolio management team.

The second paragraph and table in the section of the Prospectus entitled “Management of the Fund—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Alastair Bishop, Thomas Holl and Skye Macpherson are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Alastair Bishop	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2010.
Thomas Holl	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2015; Associate of BlackRock, Inc. from 2009 to 2011; Analyst of BlackRock, Inc. from 2006 to 2008.
Skye Macpherson	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2015; Portfolio Manager of Colonial First State from 2009 to 2015.

Addition of BlackRock International Limited as a Sub-Adviser of the Fund

The section of the Summary Prospectus entitled “Key Facts About BlackRock Natural Resources Trust—Investment Manager” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock Natural Resources Trust—Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The section of the Prospectus entitled “Management of the Fund—BlackRock” is supplemented as follows:

BlackRock International Limited, the sub-adviser to the Fund (the “Sub-Adviser”), is a registered investment adviser organized in 1995.

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to the Fund. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the Sub-Adviser will be included in the Fund’s annual shareholder report for the period ending September 30, 2017.

Shareholders should retain this Supplement for future reference.

ALLPR-10301-0217SUP